Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT, dated as of March 31, 2014 (this “Amendment Agreement”), is entered into by and among ACTAVIS CAPITAL S.À R.L. (f/k/a ACTAVIS WC HOLDING S.À R.L.), a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, registered with the Luxembourg Registrar of Commerce and Companies under number B 178.410 (the “Borrower”), ACTAVIS, INC., a Nevada corporation (“Actavis”), ACTAVIS PLC, a public limited company organized under the Laws of Ireland (“Parent”), the Lenders under the Existing Term Loan Credit Agreement (as defined below) that are party hereto (such Lenders, the “Consenting Lenders”, and together with the other Lenders, if any, under the Existing Term Loan Credit Agreement that are not party hereto, the “Existing Lenders”) and Tranche A-2 Lenders (as defined below) party hereto that are not Existing Lenders, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Actavis, Parent, the Existing Lenders, the Administrative Agent and the other entities party thereto entered into that certain Amended and Restated Actavis Term Loan and Guaranty Credit Agreement, dated as of October 1, 2013 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Term Loan Credit Agreement”);

(2) The Borrower, Actavis and Parent have requested to amend and restate the Existing Term Loan Credit Agreement in the form of the Second Amended and Restated Actavis Term Loan Credit and Guaranty Agreement attached as Annex A hereto (the “Second Amended ACT Term Loan Credit Agreement”);

(3) Pursuant to Section 11.01 of the Existing Term Loan Credit Agreement, the amendments contemplated by the Second Amended ACT Term Loan Credit Agreement, other than with respect to the Tranche A-2 Commitments and Tranche A-2 Loans (as such terms are defined in the Second Amended ACT Term Loan Credit Agreement), require the consent of the Required Lenders, and the amendments contemplated by the Second Amended ACT Term Loan Credit Agreement with respect to the Tranche A-2 Commitments and Tranche A-2 Loans require the consent of each Tranche A-2 Lender (as defined in the Second Amended ACT Term Loan Credit Agreement);

(4) The Consenting Lenders, the Tranche A-2 Lenders and the Administrative Agent are willing to amend the Existing Term Loan Credit Agreement (including all exhibits and schedules thereto) in the form of the Second Amended ACT Term Loan Credit Agreement upon the terms and conditions set forth herein; and

(5) In accordance with Section 11.01 of the Existing Term Loan Credit Agreement, the Administrative Agent, the Consenting Lenders, the Tranche A-2 Lenders, the Borrower, Actavis and Parent have each agreed, subject to the terms and conditions stated below, to the transactions described herein.

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NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Consenting Lenders, the Tranche A-2 Lenders, the Borrower, Actavis and Parent, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Existing Term Loan Credit Agreement.

SECTION 2. Amendment and Restatement of the Existing Term Loan Credit Agreement. The Administrative Agent, each Consenting Lender, each Tranche A-2 Lender, the Borrower, Actavis and Parent hereby agree that, subject solely to satisfaction (or waiver) of the conditions precedent set forth in Section 3 of this Amendment Agreement, the Existing Term Loan Credit Agreement is amended and restated in full as set forth in the form of Second Amended ACT Term Loan Credit Agreement and shall be replaced and superseded in all respects by the terms and provisions of the Second Amended ACT Term Loan Credit Agreement.

SECTION 3. Conditions of Effectiveness. This Amendment Agreement, the amendment and restatement of the Existing Credit Agreement in the form of the Second Amended ACT Term Loan Credit Agreement and the commitment of each Tranche A-2 Lender thereunder shall become effective upon receipt by the Administrative Agent of executed counterparts of this Amendment Agreement by a Responsible Officer of each the Borrower, Actavis and Parent, and a duly authorized officer of (x) the Administrative Agent, (y) the Consenting Lenders constituting at least the Required Lenders under the Existing Term Loan Credit Agreement and (z) each of the Tranche A-2 Lenders.

Upon such effectiveness, this Amendment Agreement and the Second Amended ACT Term Loan Credit Agreement shall be a binding agreement between the parties hereto and thereto. The Administrative Agent shall promptly notify the Parent and the Lenders of the Second Restatement Effective Date (as defined in in the Second Amended ACT Term Loan Credit Agreement) in writing, and such notice shall be conclusive and binding.

SECTION 4. Representations and Warranties. Each of the Borrower, Actavis and Parent hereby represents and warrants, on and as of the date hereof, that (i) the execution, delivery and performance by it of this Amendment Agreement has been duly authorized by all necessary corporate action, and (ii) this Amendment Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and the effect of general principals of equity, whether applied by a court of law or equity.

SECTION 5. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or other form of written electronic communication of an executed counterpart of a signature page to this Amendment Agreement shall be effective as delivery of an original executed counterpart of this Amendment Agreement.

SECTION 6. Governing Law. This Amendment Agreement will be governed by, and construed in accordance with, the law of the State of New York.

SECTION 7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES

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THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8. Jurisdiction; Consent to Service of Process.

(a) Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any related party of the foregoing in any way relating to this Amendment Agreement or the transactions relating hereto, in any forum other than the courts of the state of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in and such New York State Court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Amendment Agreement will affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment Agreement or any of the transactions contemplated hereby against the Company or its properties in the courts of any jurisdiction for the purpose of enforcement of a judgment.

(b) Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment Agreement or any of the transactions contemplated hereby in any court referred to in Section 8(a) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ACTAVIS CAPITAL S.À R.L.

By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Manager

ACTAVIS, INC.

By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Chief Legal Officer

ACTAVIS PLC

By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Chief Legal Officer

Signature Page to Term Loan Amendment Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

Signature Page to Actavis Term Loan Amendment Agreement

BANK OF AMERICA, N.A.,
as Consenting Lender

By:	/s/ Robert Laporte
Name:	Robert LaPorte
Title:	Director

Signature Page to Actavis Term Loan Amendment Agreement

Mizuho Rank, Ltd.,
as Syndication Agent for Tranche A-2 and Consenting Lender

By	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

Signature Page to Actavis Term Loan Amendment Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Consenting Lender

By	/s/ Kirk Tesch
Name:	Kirk Tesch
Title:	Director

Signature Page to Actavis Term Loan Amendment Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
as Consenting Lender

By	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	VP

Signature Page to Actavis Term Loan Amendment Agreement

HSBC Bank USA, National Association
as Consenting Lender

By	/s/ Robert Moravec
Name:	Robert Moravec
Title:	Senior Relationship Manager

Signature Page to Actavis Term Loan Amendment Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as Consenting Lender

By	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Signature Page to Actavis Term Loan Amendment Agreement

The Royal Bank of Scotland plc

as Consenting Lender

By	/s/ William McGinty
Name:	William McGinty
Title:	Director

Signature Page to Actavis Term Loan Amendment Agreement

DNB CAPITAL LLC
as Consenting Lender

By	/s/ Kristie Li
Name:	Kristie Li
Title:	First Vice President

By	/s/ Phil Kurpiewski
Name:	Phil Kurpiewski
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

Lloyds Bank plc,
as Consenting Lender

By	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President G011

By	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Vice President F011

Signature Page to Actavis Term Loan Amendment Agreement

TD Bank, N.A.,
as Consenting Lender

By	/s/ Shivani Agarwal
Name:	Shivani Agarwal
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

Santander Bank, N.A.
as Consenting Lender

By	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

US BANK, NATIONAL ASSOCIATION,
as Consenting Lender

By	/s/ Michael West
Name:	Michael West
Title:	Vice President

Signature Page to Actavis Term Loan Amendment Agreement

THE METROPOLITAN LIFE INSURANCE COMPANY,
as Consenting Lender

By	/s/ Matthew J. McInerny
Name:	Matthew J. McInerny
Title:	Managing Director

Signature Page to Actavis Term Loan Amendment Agreement

FirstMerit Bank, N.A.,
as Consenting Lender

By	/s/ Tim Daniels
Name:	Tim Daniels
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

MANUFACTURERS BANK,
as Consenting Lender

By	/s/ Sean Walker
Name:	Sean Walker
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

Sabadell United Bank N.A.,
as Consenting Lender

By:	/s/ Maurici Lladó
Name:	Maurici Lladó
Title:	EVP- Corporate & Commercial Banking

Signature Page to Actavis Term Loan Amendment Agreement

City National Bank, na
as Consenting Lender

By	/s/ Charles Hill
Name:	Charles Hill
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

BARCLAYS BANK PLC,
as Tranche A-2 Lender

By	/s/ Irina Dimova
Name:	Irina Dimova
Title:	Vice President

Signature Page to Actavis Term Loan Amendment Agreement

Citibank, N.A.
as Tranche A-2 Lender

By	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President (Managing Director)

Signature Page to Actavis Term Loan Amendment Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Tranche A-2 Lender

By	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Actavis Term Loan Amendment Agreement

FIFTH THIRD BANK,
as Tranche A-2 Lender

By	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	Relationship Manager

Signature Page to Actavis Term Loan Amendment Agreement

PNC Bank, National Association
as Tranche A-2 Lender

By	/s/ Eleanor Orlando
Name:	Eleanor Orlando
Title:	Vice President

Signature Page to Actavis Term Loan Amendment Agreement

Compass Bank, as Tranche A-2 Lender

By	/s/ Michael Dixon
Name:	Michael Dixon
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

THE BANK OF NOVA SCOTIA, as Tranche A-2 Lender

By	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Director and Execution Head

Signature Page to Actavis Term Loan Amendment Agreement

The Governor and Company of the Bank of Ireland as Tranche A-2 Lender

By	/s/ Conor Linehan
Name:	Conor Linehan
Title:	Authorized Signatory

By	/s/ Eddie Magee
Name:	Eddie Magee
Title:	Director

Signature Page to Actavis Term Loan Amendment Agreement

ASSOCIATED BANK, N.A., as Tranche A-21 Lender

By	/s/ James A. Goody
Name:	James A. Goody
Title:	Vice President

Signature Page to Actavis Term Loan Amendment Agreement

RAYMOND JAMES BANK, NA., as Tranche A-2 Lender

By	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

STATE BANK OF INDIA, LOS ANGELES AGENCY, as Tranche A-2 Lender

By	/s/ Vijayalakshmi Muddu
Name:	Vijayalakshmi Muddu
Title:	VP & Head (Syndications)

Signature Page to Actavis Term Loan Amendment Agreement

THE NORTHERN TRUST COMPANY, as Tranche A-2 Lender

By	/s/ Andrew Holtz
Name:	Andrew Holtz
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

CRÉDIT INDUSTRIEL ET COMMERCIAL, as Tranche A-2 Lender

By	/s/ Marcus Edward
Name:	Marcus Edward
Title:	Managing Director

By	/s/ Clifford Abramsky
Name:	Clifford Abramsky
Title:	Managing Director

Signature Page to Actavis Term Loan Amendment Agreement

METLIFE REINSURANCE COMPANY OF SOUTH CAROLINA, as Tranche A-2 Lender

By	/s/ Matthew J. McInerny
Name:	Matthew J. McInerny
Title:	Managing Director

Signature Page to Actavis Term Loan Amendment Agreement

BNP PARIBAS, as Tranche A-2 Lender

By	/s/ Renaud-Franck Falce
Name:	Renaud-Franck Falce
Title:	Managing Director

By	/s/ Florence Pourchet
Name:	Florence Pourchet
Title:	Managing Director

Signature Page to Actavis Term Loan Amendment Agreement

First Commercial Bank, New York Branch as Tranche A-2 Lender

By	/s/ Jason Lee
Name:	Jason Lee
Title:	VP & General Manager

Signature Page to Actavis Term Loan Amendment Agreement

FIRST HAWAIIAN BANK, as Tranche A-2 Lender

By	/s/ Jan M. Sam
Name:	Jan M. Sam
Title:	Vice President

Signature Page to Actavis Term Loan Amendment Agreement

BANK OF THE WEST as Tranche A-2 Lender

By	/s/ Francesco Ingargiola
Name:	Francesco Ingargiola
Title:	Senior Vice President

Signature Page to Actavis Term Loan Amendment Agreement

Credit Agricole Corporate and Investment Bank, as Tranche A-2 Lender

By	/s/ Amy Trapp
Name:	Amy Trapp
Title:	Managing Director

By	/s/ John Bosco
Name:	John Bosco
Title:	Director

Signature Page to Actavis Term Loan Amendment Agreement

METROPOLITAN TOWER LIFE INSURANCE COMPANY, as Tranche A-2 Lender

By	/s/ Matthew J. McInerny
Name:	Matthew J. McInerny
Title:	Managing Director

Signature Page to Actavis Term Loan Amendment Agreement

Annex A

[Form of Second Amended ACT Term Loan Credit Agreement]

See attached.